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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 14, 2000





              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     333-75489              13-3526694
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)


      One New York Plaza
      New York, New York                                           10292
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(Address of Principal Executive                                 (Zip Code)
           Offices)

       Registrant's telephone number, including area code (212) 788-1000

                                   No Change
                  -------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     The Registrant registered issuances of Home Equity Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-75489) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $211,994,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates of Mortgage Lenders Network Home Equity Loan Trust 2000-1 Pass-Through Certificates, Series 2000-1 on April 14, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 10, 2000, as supplemented by the Prospectus Supplement dated April 10, 2000 (the "Prospectus Supplement"), to file copies of certain agreements executed in connection with the issuance of the Certificates.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 99.1, dated as of April 1, 2000, among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor"), MORTGAGE LENDERS NETWORK USA, INC., as seller and servicer, and NORWEST BANK MINNESOTA, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of conventional, fixed and adjustable rate, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $213,136,013 as of April 11, 2000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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      Item 7. Financial Statements; Pro Forma Financial Information and
              Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

          99.1 Pooling and Servicing Agreement, dated as of April 1, 2000, among Mortgage Lenders Network USA, Inc., as Seller and Servicer, Prudential Securities Secured Financing Corporation, as depositor, and Norwest Bank Minnesota, N.A., as Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION



                                      By: /s/ Evan Mitnick
                                          ----------------------------------
                                          Name:  Evan Mitnick
                                          Title:  Vice President



Dated:  May 1, 2000



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5

                                 EXHIBIT INDEX



Exhibit No.                 Description                           Page No.
-----------                 -----------                           --------

99.1                Pooling and Servicing Agreement,
                    dated as of April 1, 2000, among
                    Mortgage Lenders Network USA, Inc.,
                    as Seller and Servicer, Prudential
                    Securities Secured Financing
                    Corporation, as depositor, and
                    Norwest Bank Minnesota, N.A., as
                    Trustee.